                                                                   EXHIBIT 10.23

                                                             Agreement No. 38113


                                SUPPLEMENT NO. 1
                                       TO
                        TRANSPORTATION SERVICE AGREEMENT


         WHEREAS, on November 1, 1993, Columbia Gas Transmission Corporation (Seller), and Mountaineer Gas Company (Buyer) entered into an agreement, designated Agreement No. 38113 (Service Agreement), by which Seller agreed to transport natural gas for Buyer under the terms of Seller's FTS Rate Schedule; and

         WHEREAS, Section 1 of the Service Agreement states that such service is to be provided subject to the provisions of Part 284.102 of Subpart (B) of the Regulations of the Federal Energy Regulatory Commission (Commission); and

         WHEREAS, it is the intent of the parties to amend this transportation service under the provisions of Part 284.102 of Subpart (B) of the Commission's Regulations.

         NOW, THEREFORE, in consideration of the mutual covenants contained in the Service Agreement, the parties hereby agree to amend the last two sentences of Section 1. of the Service Agreement to read:

         Service hereunder shall be provided subject to the provisions of Part
         284.223 of Subpart G of the Commission's regulations. Buyer warrants that service hereunder is being provided on behalf of Buyer.

The Service Agreement remains unchanged in all other aspects.

         The parties hereto have accordingly and duly executed this Amendment this 6th day of May, 1994.

COLUMBIA GAS TRANSMISSION CORPORATION


By:      /s/ Robert Stuart
     -----------------------------------------

Its:     Manager
      ----------------------------------------

         MOUNTAINEER GAS COMPANY

By:      /s/ Richard Grant
     -----------------------------------------

Its:     President
      ----------------------------------------

                                                   Revision No.    1
                                                   Control No. 1995-06-07 - 0004

                     Appendix A to Service Agreement No.
                        38113 Under Rate Schedule FTS

         Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION and (Buyer) MOUNTAINEER GAS CO



                Transportation Demand           71,107   Dth/day


                             Primary Receipt Points







 Scheduling     Scheduling                  Measuring              Measuring            Maximum Daily
 Point No.      Point Name                  Point No.              Point Name        Quantity (Dth/Day)
------------------------------------------------------------------------------------------------------------
 G3             BRADLEY                     G3           01                                  8,402

 801            TCO-LEACH                   801                                             62,705

                                                   Revision No.    1
                                                   Control No. 1995-06-07 - 0004

                     Appendix A to Service Agreement No.
                        38113 Under Rate Schedule FTS

         Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION and (Buyer) MOUNTAINEER GAS CO



                            Primary Delivery Points






                                                                                             Maximum Daily
Scheduling    Scheduling                      Measuring             Measuring             Delivery Obligation
Point No.     Point Name                      Point No.             Point Name                 (Dth/Day)
---------------------------------------------------------------------------------------------------------------
27            MOUNTAINEER OP-03               27                                                 71,107

28            MOUNTAINEER OP-10               28                                                    392

29            MOUNTAINEER OP-08               29                                                 71,107

                                                   Revision No.    1
                                                   Control No. 1995-06-07 - 0004

                     Appendix A to Service Agreement No.
                        38113 Under Rate Schedule FTS

         Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION and (Buyer) MOUNTAINEER GAS CO




FN01 / THE BRADLEY METER WILL BE INTERRUPTED DURING INSTALLATION OF A 20" MAINLINE VALVE NEARBY ON LINE KA. INSTALLATION IS EXPECTED TO TAKE TWO WEEKS SOMETIME IN AUGUST OR SEPTEMBER. IF FERC APPROVAL IS RECEIVED IN TIME, THE CURRENT PLAN IS TO BEGIN THE INTERRUPTION ON AUGUST 15.


GFNT / ALL GAS SHALL BE DELIVERED AT EXISTING POINTS OF INTERCONNECTION WITHIN THE MDDO'S IN SELLER'S CURRENTLY EFFECTIVE SST SERVICE AGREEMENT WITH BUYER, WHICH FOR SUCH POINTS SET FORTH ARE INCORPORATED HEREIN BY REFERENCE.

                                                   Revision No.    1
                                                   Control No. 1995-06-07 - 0004

                     Appendix A to Service Agreement No.
                        38113 Under Rate Schedule FTS

         Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION and (Buyer) MOUNTAINEER GAS CO




The Master List of Interconnects (MLI) as defined in Section 1 of the General Terms and Conditions of Seller's Tariff is incorporated herein by reference for the purposes of listing valid secondary interruptible receipt points and delivery points.


Service charges pursuant to this Appendix A shall become effective as of AUGUST 01, 1995. This Appendix A shall cancel and supersede the previous Appendix A effective as of NOVEMBER 01, 1993, to the Service Agreement referenced above. With the exception of this Appendix A, all other terms and conditions of said Service Agreement shall remain in full force and effect.


  MOUNTAINEER GAS CO


By:     /s/ Richard L. Grant
   ----------------------------------------

Name:   Richard L. Grant
     --------------------------------------

Title:  President
       ------------------------------------

Date    July 24, 1995
       ------------------------------------


       COLUMBIA GAS TRANSMISSION CORPORATION


By:     /s/ Barry J. Lowrey
       ------------------------------------

Name:   Barry J. Lowrey
       ------------------------------------

Title:  Manager--Agreements Administration
       ------------------------------------

Date:   July 27, 1995
       ------------------------------------

                                                   Revision No.  2
                                                   Control No. 1995-10-11 - 0018

                     Appendix A to Service Agreement No.
                        38113 Under Rate Schedule FTS

         Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION and (Buyer) MOUNTAINEER GAS CO


                             Transportation Demand           71,107   Dth/day


                             Primary Receipt Points

                                                         F
                                                         O
                                                         O
                                                         T
                                                         N
                                                         O
 Scheduling     Scheduling                  Measuring    T        Measuring            Maximum Daily
 Point No.      Point Name                  Point No.    E        Point Name        Quantity (Dth/Day)
---------------------------------------------------------------------------------------------------------
 A02            FLAT TOP AGGREG PT          A02                                             3,671

 B9             BROAD RUN                   B9                                              4,731

 801            TCO-LEACH                   801                                            62,705

                                                   Revision No.  2
                                                   Control No. 1995-10-11 - 0018

                     Appendix A to Service Agreement No.
                        38113 Under Rate Schedule FTS

         Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION and (Buyer) MOUNTAINEER GAS CO



                            Primary Delivery Points

                                                            F
                                                            O
                                                            O
                                                            T
                                                            N
                                                            O                                Maximum Daily
Scheduling    Scheduling                      Measuring     T       Measuring             Delivery Obligation
Point No.     Point Name                      Point No.     E       Point Name                 (Dth/Day)
----------------------------------------------------------------------------------------------------------------
27            MOUNTAINEER OP-03               27                                                 71,107

28            MOUNTAINEER OP-10               28                                                    392

29            MOUNTAINEER OP-08               29                                                 71,107

                                                   Revision No.  2
                                                   Control No. 1995-10-11 - 0018

                     Appendix A to Service Agreement No.
                        38113 Under Rate Schedule FTS

         Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION and (Buyer) MOUNTAINEER GAS CO




GFNT / ALL GAS SHALL BE DELIVERED AT EXISTING POINTS OF INTERCONNECTION WITHIN THE MDDO'S IN SELLER'S CURRENTLY EFFECTIVE SST SERVICE AGREEMENT WITH BUYER, WHICH FOR SUCH POINTS SET FORTH ARE INCORPORATED HEREIN BY REFERENCE.

                                                   Revision No.  2
                                                   Control No. 1995-10-11 - 0018

                     Appendix A to Service Agreement No.
                        38113 Under Rate Schedule FTS

         Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION and (Buyer) MOUNTAINEER GAS CO




The Master List of Interconnects (MLI) as defined in Section 1 of the General Terms and Conditions of Seller's Tariff is incorporated herein by reference for the purposes of listing valid secondary interruptible receipt points and delivery points.


Service charges pursuant to this Appendix A shall become effective as of DECEMBER 01, 1995. This Appendix A shall cancel and supersede the previous Appendix A effective as of DECEMBER 01, 1995, to the Service Agreement referenced above. With the exception of this Appendix A, all other terms and conditions of said Service Agreement shall remain in full force and effect.


MOUNTAINEER GAS CO


By:    /s/ Richard L. Grant
   -------------------------------

Name:  Richard L. Grant
     -----------------------------

Title: President
      ----------------------------

Date:  December 15, 1995
     -----------------------------

COLUMBIA GAS TRANSMISSION CORPORATION


By:    /s/ Barry J. Lowrey
   -------------------------------

Name:  Barry J. Lowrey
     -----------------------------

Title: Manager--Agreements
       Administration
      ----------------------------

Date:  December 29, 1995
     -----------------------------